Exhibit 99.2

On February 15, 2017, Meridian Waste Solutions, Inc. and subsidiaries (the “Company”) completed its acquisition of The CFS Group, LLC, The CFS Group Disposal & Recycling Services, LLC and RWG5, LLC (collectively, “the CFS Group”). Pursuant to the Membership Interest Purchase Agreement (“Membership Interest Purchase Agreement”), the Company acquired 100% of the membership interests of the CFS Group in exchange for the following:

(i)	Forty million dollars ($40,000,000) and working capital adjustments;
(ii)	Five hundred thousand (500,000) shares of the Company’s restricted stock.

The unaudited pro forma combined consolidated balance sheet at December 31, 2016 combines our historical consolidated balance sheet at December 31, 2016 with the historical consolidated balance sheet at December 31, 2016 of the businesses acquired on February 15, 2017, and gives effect to the Company’s acquisition and related financing as if such transactions occurred on December 31, 2016.

The unaudited pro forma combined consolidated statements of operations for the years ended December 31, 2016 and 2015 combines our historical consolidated statements of operations for the periods then ended with the historical consolidated statements of operations of the businesses acquired at February 15, 2017, and gives effect to the Company’s acquisition and related financing as if such transactions occurred effective January 1, 2015.

The acquisition has been accounted for by the acquisition method of accounting. The unaudited pro forma combined consolidated financial information sets forth the preliminary allocation of the purchase price for the acquisition based upon the estimated fair value of the assets acquired at the date of acquisition using available information. The preliminary purchase price allocation may be adjusted as a result of the finalization of our purchase price allocation procedures.

The unaudited pro forma combined consolidated financial information reflects pro forma adjustments that are based upon available information and certain assumptions that we believe are reasonable. The unaudited pro forma combined financial information does not purport to represent our results of operations or financial position that would have resulted had the acquisition and related financing transactions occurred, which pro forma information has been consummated, effective January 1, 2015.

Additionally, the unaudited pro forma combined consolidated statements of operations should not be considered indicative of expected future results.

The unaudited pro forma combined consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements and the notes thereto for Meridian Waste Solutions, Inc. and subsidiaries that are included in our Annual Report on Form 10-K for the Year Ended December 31, 2016 filed with the Securities and Exchange Commission (SEC) on April 17, 2017 and the historical financial statements of the acquired businesses, the CFS Group, that are filed as Exhibit 99.1 to our Current Report on Form 8-K/A filed on May 1, 2017.

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MERIDIAN WASTE SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2016

	Historical
	Meridian Waste Solutions Inc. and Subsidiaries (1)	CFS (3)	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:

Cash and cash equivalents	$823,272	$-	$208,707	(5)	$1,031,979
Short-term investements - restricted	1,953,969	-	-		1,953,969
Accounts receivable, net of allowance	2,540,657	2,759,948	-		5,300,605
Prepaid expenses	746,776	1,063,767	-		1,810,543
Other current assets	39,895	387,773	-		427,668

Total current assets	6,104,569	4,211,488	208,707		10,524,764

Property, plant and equipment, at cost net of accumulated depreciation	16,797,015	12,377,654	1,801,346	(7)	30,976,015

Landfill assets, net of accumulated amortization	3,278,817	24,546,411	3,219,589	(7)	31,044,817

Assets held for sale	395,000	-	-		395,000

Other assets:

Investment in related party	360,763	-	-		360,763
Other assets	144,793	14,026	-		158,819
Contract receivable	179,067	-	-		179,067
Goodwill	7,234,420	481,975	8,065,494	(8)	15,781,889
Customer list, net of accumulated amortization	14,553,629	-	-		14,553,629
Non-compete, net of accumulated amortization	114,680	-	-		114,680
Website, net of accumlated amortization	38,819	-	-		38,819
Intangible, net	-	4,027,498	(2,827,498	) (10)	1,200,000

Total other assets	22,626,171	4,523,499	5,237,996		32,387,666

Total assets	$49,201,572	$45,659,052	$10,467,638		$105,328,262

Liabilities and Shareholders' (Deficit) Equity
Current liabilities:
Accounts payable	$3,327,618	$2,652,308	$-		$5,979,926
Accrued expenses	1,998,531	1,889,428	(1,889,428	) (14)	1,998,531
Notes payable, related parties	609,891	-	-		609,891
Deferred compensation	769,709	-	-		769,709
Deferred revenue	3,431,869	-	-		3,431,869
Derivative liability	3,343,623	-	-		3,343,623
Current portion capital lease obligations	-	563,312	-		563,312
Current portion long - term debt	1,385,380	114,171	-		1,499,551

Total current liabilities	14,866,621	5,219,219	(1,889,428)		18,196,412

Long term liabilities:
Asset retirement obligation	5,299	7,847,219	-		7,852,518
Deferred tax liability	193,482	-	-		193,482
Long - term debt, net of current	41,810,733	1,319,773	37,000,000	(9)	80,130,506
Other liabilities	-	959,636	(959,636	) (14)	-
Capital lease obligations, net of current portion	-	5,705,921	(536,884	) (14)	5,169,037

Total liabilities	56,876,135	21,051,768	33,614,052		111,541,955

Preferred series C stock	2,644,951	-	-		2,644,951

Shareholders' (deficit) equity :
Controlling interest	-	24,536,414	(24,536,414)	(16)	-
Non-controlling interest	-	70,870	-		70,870
Common stock, par value $.025	42,812	-	1,390,000	(15)	1,432,812
Treasury stock, at cost (230,000 shares)	(224,250)	-	-		(224,250)
Additional paid in capital	35,353,209	-	-		35,353,209
Accumulated deficit	(45,491,285)	-	-		(45,491,285)

Total shareholders' (deficit) equity	(10,319,514)	24,607,284	(23,146,414)		(8,858,644)

Total liabilities and shareholders' (deficit) equity	$49,201,572	$45,659,052	$10,467,638		$105,328,262

See accompanying notes to the unaudited Pro Forma Combined Consolidated financial statements.

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MERIDIAN WASTE SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	Historical
	Meridian Waste Solutions, Inc & Subsidiaries (2)	CFS (4)	Pro Forma Adjustments		Pro Forma Combined

Revenue	$31,727,673	$20,782,287	$-		$52,509,960

Cost of sales and services
Cost of sales and services	19,236,768	14,848,840	-		34,085,608
Depreciation	3,510,992	9,094,145	305,556	(13)	12,910,693

Total cost of sales and services	22,747,760	23,942,985	305,556		46,996,301

Gross profit (loss)	8,979,913	(3,160,698)	(305,556)		5,513,659

Expenses
Bad debt expense	519,911	-	-		519,911
Depreciation and amortization	4,091,151	-	-		4,091,151
Impairment expense	1,255,267	-	-		1,255,267
Selling, general and administrative	17,032,394	5,094,810	(927,473	) (11)	21,199,731

Total expenses	22,898,723	5,094,810	(927,473)		27,066,060

Other income (expenses):
Miscellaneous expense	(3,235)	-	-		(3,235)
Gain on disposal of assets	5,146	259,640	-		264,786
Unrealized gain on change in fair value of derivative liablity	159,997	-	-		159,997
Loss from proportionate share of equity method investment	(3,422)	-	-		(3,422)
Unrealized loss on investment	(2,235)	-	-		(2,235)
Gain on contingent liability	1,000,000	-	-		1,000,000
Interest income	12,478	-	-		12,478
Interest expense	(4,728,106)	(372,516)	3,330,000	(12)	(1,770,622)

Total other income (expenses)	(3,559,377)	(112,876)	3,330,000		(342,253)

Loss before income taxes	(17,478,187)	(8,368,384)	3,951,917		(21,894,654)

Provision for income taxes	(193,482)	-	-		(193,482)

Net income (loss)	(17,671,669)	(8,368,384)	3,951,917		(22,088,136)

Net income attributable to non-controlling interests	-	(117,304)	-		(117,304)

Net loss attributable to controlling interests	$(17,671,669)	$(8,485,688)	$3,951,917		$(22,205,440)

See accompanying notes to the unaudited Pro Forma Combined Consolidated financial statements.

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MERIDIAN WASTE SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	Historical
	Meridian Waste Solutions, Inc & Subsidiaries (2)	CFS (4)	Pro Forma Adjustments		Pro Forma Combined

Revenue	$13,506,097	$19,020,098	$-		$32,526,195

Cost of sales and services
Cost of sales and services	8,521,379	15,380,890	-		23,902,269
Depreciation	1,614,225	7,773,081	305,556	(13)	9,692,862

Total cost of sales and services	10,135,604	23,153,971	305,556		33,595,131

Gross profit	3,370,493	(4,133,873)	(305,556)		(1,068,936)

Expenses
Bad debt expense	37,467	-	-		37,467
Depreciation and amortization	2,940,724	-	-		2,940,724
Selling, general and administrative	14,662,704	5,065,764	(927,473)	(11)	18,800,995

Total expenses	17,640,895	5,065,764	(927,473)		21,779,186

Other income (expenses):
Miscellaneous income (loss)	27,623	(757)	-		26,866
Loss on disposal of assets	(21,851)	-	-		(21,851)
Unrealized gain on interest rate swap	40,958	-	-		40,958
Unrealized loss on change in fair value of derivative liablity	(1,664,213)	-	-		(1,664,213)
Loss on extinguishment of debt	(1,899,161)	-	-		(1,899,161)
Loss from proportionate share of equity method investment	(70,347)	-	-		(70,347)
Interest expense	(1,374,497)	(323,401)	3,330,000	(12)	1,632,102

Total other income (expenses)	(4,961,488)	(324,158)	3,330,000		(1,955,646)

Loss before income taxes	(19,231,890)	(9,523,795)	3,951,917		(24,803,768)

Provision for income taxes	-	-	-		-

Net income (loss)	(19,231,890)	(9,523,795)	3,951,917		(24,803,768)

Net income attributable to non-controlling interests	-	(150,000)	-		(150,000)

Net loss attributable to controlling interests	$(19,231,890)	$(9,673,795)	$3,951,917		$(24,953,768)

See accompanying notes to the unaudited Pro Forma Combined Consolidated financial statements.

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Note 1

Represents the historical audited consolidated balance sheet as of December 31, 2016 as stated in our Annual Report on Form 10-K filed with the SEC on April 17, 2017.

Note 2

Represents the historical audited consolidated statement of operations for the years ended December 31, 2016 and 2015, as stated in our Annual Report on Form 10-K filed with the SEC on April 17, 2017.

Note 3

Represents the historical audited combined and consolidated balance sheet as of December 31, 2016 as filed in Exhibit 99.1 to our Current Report on Form 8-K/A filed on May 1, 2017.

Note 4

Represents the historical audited combined and consolidated statement of operations for the years ended December 31, 2016 and 2015 as filed in Exhibit 99.1 to our Current Report on Form 8-K/A filed on May 1, 2017.

Note 5

Net change in cash is as follows:

Debt incurred under extended credit agreement of the acquisitions:
Goldman Sachs - Tranche A Term Loan	$37,000,000

Cash required at closing	(36,791,293)

Net cash gained related to the acquisition and related financing transaction	$208,707

Note 6

CFS Group

Property, plant and equipment	$12,435,000
Landfill assets	27,766,000
Land	1,744,000
Goodwill	8,547,469
Trade names and trademarks	1,200,000
Other liabilities, net	(6,398,000)
ARO liability assumed	(7,847,000)

Fair value of net assets acquired	$37,447,469

Note 7

	PP&E	Landfill
Book value of fixed assets:
CFS Group	$(12,377,654)	$(24,546,411)

Fair value of fixed assets:
CFS Group	$14,179,000	$27,766,000

Adjustment	$1,801,346	$3,219,589

Note 8

Goodwill as a result of acquisition	$8,547,469
Remove CFS historical goodwill	(481,975)

Adjustment to goodwill	$8,065,494

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Note 9

New debt associated with acquisition	$37,000,000

Note 10

Intangible assets as a result of acquisition	$1,200,000
Remove CFS historical intangibles	(4,027,498)

Adjustment to intangible assets	$(2,827,498)

Note 11

	2016	2015

Remove CFS amortization expense	$(975,473)	$(975,473)
Adjust amortization expense for intangibles associated with acquisition	48,000	48,000

Adjusted amortization expense	$(927,473)	$(927,473)

Note 12

	2016	2015

Adjust interest expense for borrowings associated with acquisition	$3,330,000	$3,330,000

Note 13

	2016	2015

Adjust depletion expense for landfill permits associated with acquisition	$305,556	$305,556

Note 14

Adjust for liabilities paid off as part of the acquisition:
Accrued expenses	$1,889,428
Other liabilities	959,636
Capital leases	536,884

Total liabilties paid off	$3,385,948

Note 15

Common stock issued associated with acquistion.

Note 16

To eliminate subsidiary equity.

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